Bank Notes Payable	12 Months Ended
Dec. 31, 2018
Bank Notes Payable [Abstract]
BANK NOTES PAYABLE

NOTE 8 – BANK NOTES PAYABLE

Short-term bank notes payables are lines of credit extended by banks that can be endorsed and assigned to vendors as payments for purchases. The notes payable are generally payable within six months. These short-term notes payable are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of cash (usually range from 30% to 100% of the face value of the notes) at the bank as a guarantee deposit, which is classified on the balance sheet as restricted cash.

The Company had the following bank notes payable as of December 31, 2018:

December 31, 2018
ICBC, due May 5, 2019	$286,902
ABC, due various dates from January 4, 2019 to June 27, 2019	2,601,151
Total	$2,888,053

The Company had the following bank notes payable as of December 31, 2017:

December 31, 2017
ICBC, due various dates from January 28, 2018 to May 27, 2018	$3,052,664
ABC, due various dates from February 10, 2018 to April 30, 2018	1,384,016
Total	$4,436,680

As of December 31, 2018 and 2017, $1,439,063 and $3,053,622 cash deposits were held by banks as a guaranty for the notes payable, respectively. In addition, as of December 31, 2018 and 2017, notes payable totaling $1,448,990 and $1,383,058 were secured by the personal properties of the Company’s principal shareholders and third party individuals, respectively.